Exhibit 99.1

Livent Corporation
1818 Market Street, Suite 2550
Philadelphia, PA 19103
USA

215.299.5900
Livent.com

News Release

Media Contact: Juan Carlos Cruz +1.215.299.6170
Juan.Carlos.Cruz@livent.com
Investor Contact: Daniel Rosen +1.215.299.6208
Daniel.Rosen@livent.com

LIVENT RELEASES SECOND QUARTER 2021 RESULTS

-- Higher Volumes and Pricing Drove Strong Sequential Improvement --
-- Completed $262 Million Equity Issuance to Fund Capacity Expansion --
-- Released 2020 Sustainability Report --
-- Raising Full Year 2021 Guidance --

PHILADELPHIA, August 5, 2021 – Livent Corporation (NYSE: LTHM) today reported results for the second quarter of 2021.
Revenue was $102.2 million, up 11% from the first quarter of 2021 and 57% higher versus the prior year, with reported GAAP net income of $6.5 million, or 3 cents per diluted share. Adjusted EBITDA was $16.0 million, 44% higher than the first quarter of 2021 and 150% higher versus the prior year, and adjusted earnings per share was 4 cents per diluted share. Improving market conditions supported higher volumes sold and higher prices across key lithium products versus the prior quarter.
Key Recent Developments
Livent launched and successfully completed a public equity issuance in June, raising gross proceeds of $262 million which will be primarily deployed towards lithium capacity expansions, particularly in Argentina. Livent resumed its capacity expansion projects in the United States and Argentina earlier this year, backed by the execution of recent long-term supply agreements, an improving market outlook and continued local government and community support.
“We were pleased to complete the equity issuance and are focused on executing on our capacity expansion projects, which are progressing on-schedule,” said Paul Graves, president and chief executive officer of Livent. “Increasing production capacity and building upon our low cost and sustainable operations will strengthen our commercial footprint and enhance our position as a partner of choice to leading auto OEMs and battery producers.”
Livent also released its 2020 Sustainability Report in June. The report details the company’s ESG progress, highlights the new sustainability goals it announced earlier this year and reaffirms the

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company’s commitment to environmental protection, social responsibility and transparency. Key ESG metrics in the report were also reviewed and assured by a third-party and the content satisfies more of the requirements of leading disclosure frameworks. Livent's 2020 Sustainability Report, with the theme of Powering Progress, is available at https://livent.com/sustainability/.
Guidance and Outlook (1)
Livent is increasing its full year 2021 guidance for Revenue and Adjusted EBITDA as market conditions and the company’s financial performance continue to strengthen. With limited additional volumes available, this increase in guidance is driven largely by higher pricing. Livent’s 2021 total capital spending estimate remains unchanged with its capacity expansion program continuing to progress.

($ million)	Revised Full Year 2021E	Prior Full Year 2021E
Revenue	370 - 390	335 - 365
Adjusted EBITDA	55 - 70	40 - 60

“Lithium market conditions remain very positive in 2021 and we see the trends continuing into 2022. Pricing conditions have significantly improved during the year and we have seen a notable improvement in lithium hydroxide and carbonate demand alongside strong global electric vehicle sales growth,” continued Graves. “Increasing support for electrification from OEMs, governments and consumers is solidifying expectations for substantial long-term lithium demand growth. However, this is not being met with sufficient reliable, qualified supply expansion, which we expect will be apparent as the market remains tight and occasionally short, particularly over the next few years.”
Supplemental Information
In this press release, Livent uses the financial measures Adjusted EBITDA, adjusted earnings per diluted share and adjusted cash from operations. These terms are not calculated in accordance with generally accepted accounting principles (GAAP). Definitions of these terms, as well as a reconciliation to the most directly comparable financial measure calculated and presented in accordance with GAAP, are provided on our website: ir.livent.com. Such reconciliations are also set forth in the financial tables that accompany this press release.

About Livent
For nearly eight decades, Livent has partnered with its customers to safely and sustainably use lithium to power the world. Livent is one of only a small number of companies with the capability, reputation, and know-how to produce high-quality finished lithium compounds that are helping meet the growing demand for lithium. The company has one of the broadest product portfolios in the industry, powering demand for

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green energy, modern mobility, the mobile economy, and specialized innovations, including light alloys and lubricants. Livent employs more than 900 people throughout the world and operates manufacturing sites in the United States, England, India, China and Argentina. For more information, visit Livent.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this news release are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “will continue to,” "will likely result," “should,” “expect,” “expects,” “intends,” “plans,” “anticipates,” “believe,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “could,” “forecast,” “future,” “is confident that,” “plans,” or “projects,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Livent, may include projections of Livent’s future financial performance, Livent’s anticipated growth strategies and anticipated trends in Livent’s business, including without limitation, our capital expansion plans and development of the Nemaska project. These statements are only predictions based on Livent’s current expectations and projections about future events. There are important factors that could cause Livent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Currently, one of the most significant factors is the adverse effect of the current coronavirus ("COVID-19") pandemic on our business. The ultimate extent to which COVID-19 impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Additional factors that could cause Livent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include a decline in the growth in demand for electric vehicles; supply chain disruptions in the electric vehicle manufacturing industry, such as in the availability and price of semiconductors; volatility in the price for performance lithium compounds; adverse global economic conditions; competition; quarterly and annual fluctuations of our operating results; risks relating to Livent’s planned production expansion and related capital expenditures, including any further suspension of our expansion efforts; the potential development and adoption of battery technologies that do not rely on performance lithium compounds as an input; liquidity and access to credit; reduced customer demand, or delays in growth of customer demand, for higher performance lithium compounds; the success of Livent’s research and development efforts; risks inherent in international operations and sales, including political, financial and operational risks specific to Argentina, China and other countries where Livent has active operations; customer concentration and the delay or loss of, or significant reduction in orders from, large customers; failure to satisfy customer quality standards; fluctuations in the price of energy and certain raw materials; employee attraction and retention; union relations; cybersecurity breaches; our ability to protect our intellectual property rights; the lack of proven reserves; legal and regulatory proceedings; including any shareholder lawsuits; compliance with environmental, health and safety laws; changes in tax laws; risks related to our separation from FMC Corporation; risks related to ownership of our common stock, including price fluctuations and lack of dividends; events outside our control that could prevent us from achieving our sustainability goals; as well as the other factors described under the caption entitled “Risk Factors” in Livent’s 2020 Form 10-K filed with the Securities and Exchange Commission on February 26, 2021 and our subsequent Forms 10-Q filed with the Securities and Exchange Commission. Although Livent believes the expectations reflected in the forward-looking statements are reasonable, Livent cannot guarantee future results, level of activity,

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performance or achievements. Moreover, neither Livent nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Livent is under no duty to update any of these forward-looking statements after the date of this news release to conform its prior statements to actual results or revised expectations.
1.Although we provide a forecast for Adjusted EBITDA and adjusted cash from operations, we are not able to forecast the most directly comparable measure calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amount are not predictable, making it impractical for us to forecast such GAAP measure or to reconcile corresponding non-GAAP financial measure to such GAAP measure without unreasonable efforts. For the same reason, we are unable to address the probable significance of the unavailable information. Such elements include, but are not limited to, restructuring, transaction related charges, and related cash activity. As a result, no GAAP outlook is provided for these metrics.
# # #

LIVENT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$102.2	$64.9	$193.9	$133.4
Costs of sales	81.8	54.7	160.2	108.6
Gross margin	20.4	10.2	33.7	24.8
Selling, general and administrative expenses	11.7	10.3	22.4	21.1
Research and development expenses	0.7	0.8	1.4	1.8
Restructuring and other charges	2.0	0.9	2.3	5.7
Separation-related costs	0.6	0.1	0.5	0.2
Total costs and expenses	96.8	66.8	186.8	137.4
Income/(loss) from operations before loss on debt extinguishment, equity in net loss of unconsolidated affiliates, interest expense, net and income taxes	5.4	(1.9)	7.1	(4.0)
Loss on debt extinguishment	—	0.1	—	0.1
Equity in net loss of unconsolidated affiliates	1.4	0.2	2.7	0.3
Interest expense, net	—	—	0.3	—
Income/(loss) from operations before income taxes	4.0	(2.2)	4.1	(4.4)
Income tax benefit	(2.5)	(2.0)	(1.6)	(2.3)
Net income/(loss)	$6.5	$(0.2)	$5.7	$(2.1)
Net earnings/(loss) per weighted average share - basic	$0.04	$—	$0.04	$(0.01)
Net earnings/(loss) per weighted average share - diluted	$0.03	$—	$0.03	$(0.01)
Weighted average common shares outstanding - basic	148.7	146.2	147.6	146.1
Weighted average common shares outstanding - diluted	192.7	146.2	192.2	146.1

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LIVENT CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NET INCOME/(LOSS) (GAAP) TO ADJUSTED EBITDA (NON-GAAP)
(Unaudited)

The table below provides a reconciliation of Net income/(loss) to Adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
(In Millions)	2021	2020	2021	2020
Net income/(loss) (GAAP)	$6.5	$(0.2)	$5.7	$(2.1)
Add back:
Interest expense, net	—	—	0.3	—
Income tax benefit	(2.5)	(2.0)	(1.6)	(2.3)
Depreciation and amortization	6.3	6.0	12.5	11.6
EBITDA (Non-GAAP) (1)	10.3	3.8	16.9	7.2
Add back:
Certain Argentina remeasurement losses (a)	1.0	1.7	3.3	2.9
Restructuring and other charges (b)	2.0	0.9	2.3	5.7
Separation-related costs (c)	0.6	0.1	0.5	0.2
COVID-19 related costs (d)	1.4	—	2.3	—
Loss on debt extinguishment (e)	—	0.1	—	0.1
Other gain/(loss) (f)	0.7	(0.2)	1.8	(0.3)
Adjusted EBITDA (Non-GAAP) (1)	$16.0	$6.4	$27.1	$15.8
___________________
1.In addition to net income/(loss), as determined in accordance with U.S. GAAP, we evaluate operating performance using certain non-GAAP measures such as EBITDA, which we define as net income/(loss) plus interest expense, net, income tax expense/(benefit), depreciation, and amortization, and Adjusted EBITDA, which we define as EBITDA adjusted for restructuring and other charges/(income), separation-related costs and certain other losses/(gains). Management believes the use of these non-GAAP measures allows management and investors to compare more easily the financial performance of its underlying business from period to period. The non-GAAP information provided may not be comparable to similar measures disclosed by other companies because of differing methods used by other companies in calculating EBITDA and Adjusted EBITDA. This measure should not be considered as a substitute for net income/(loss) or other measures of performance or liquidity reported in accordance with U.S. GAAP. The above table reconciles EBITDA and Adjusted EBITDA from net income/(loss).
a.Represents impact of currency fluctuations on tax assets and liabilities and on long-term monetary assets associated with our capital expansion as well as significant currency devaluations. The remeasurement gains/(losses) are included within "Cost of sales" in our condensed consolidated statement of operations but are excluded from our calculation of Adjusted EBITDA because of: i.) their nature as income tax related; ii.) their association with long-term capital projects which will not be operational until future periods; or iii.) the severity of the devaluation and their immediate impact on our operations in the country.
b.We continually perform strategic reviews and assess the return on our business. This sometimes results in management changes or in a plan to restructure the operations of our business. As part of these restructuring plans, demolition costs and write-downs of long-lived assets may occur. Also includes transaction related legal fees and miscellaneous nonrecurring transactions. Three and six months ended June 30, 2020 includes legal fees related to IPO securities litigation.
c.Represents legal, professional, transaction related fees and other separation-related activity.
d.Represents incremental costs associated with COVID-19 recorded in "Cost of sales" in the condensed consolidated statement of operations, including but not limited to, incremental quarantine-related absenteeism, incremental facility cleaning costs, COVID-19 testing, pandemic-related supplies and personal protective equipment for employees, among other costs; offset by economic relief provided by foreign governments.
e.Represents the partial write off of deferred financing costs for the temporary reduction in borrowing capacity related to the First Amendment excluded from our calculation of Adjusted EBITDA because the loss is nonrecurring.
f.Three and six months ended June 30, 2021 represents our 25% indirect interest in nonrecurring transaction costs incurred for the Nemaska Transaction included in Equity in net loss of unconsolidated affiliates in our condensed consolidated statement of operations related to our investment in Nemaska Lithium, Inc. Three and six months ended June 30, 2020 represents a portion of our nonrefundable prepaid research and development costs advanced to an unconsolidated affiliate in the fourth quarter 2019 and excluded from our calculation of Adjusted EBITDA in the same period because the costs represent research and development activities of the affiliate that
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had not occurred as of December 31, 2019. These costs were included with our calculation of Adjusted EBITDA for the three and six months ended June 30, 2020 when the costs were incurred at the unconsolidated affiliate.

RECONCILIATION OF NET INCOME/(LOSS) (GAAP) TO
ADJUSTED AFTER-TAX EARNINGS/(LOSS) (NON-GAAP)
(Unaudited)

(In Millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income/(loss) (GAAP)	$6.5	$(0.2)	$5.7	$(2.1)
Special charges:
Certain Argentina remeasurement losses (a)	1.0	1.7	3.3	2.9
Restructuring and other charges (b)	2.0	0.9	2.3	5.7
Separation-related costs (c)	0.6	0.1	0.5	0.2
COVID-19 related costs (d)	1.4	—	2.3	—
Loss on debt extinguishment (e)	—	0.1	—	0.1
Other gain/(loss) (f)	0.7	(0.2)	1.8	(0.3)
Non-GAAP tax adjustments (g)	(4.4)	(2.5)	(4.7)	(3.7)
Adjustment for interest, net of tax, on 2025 Notes assumed converted (Non-GAAP) (h)	—	—	0.2	—
Adjusted after-tax earnings/(loss) (Non-GAAP) (1)	$7.8	$(0.1)	$11.4	$2.8

Diluted earnings/(loss) per common share (GAAP)	$0.03	$—	$0.03	$(0.01)
Special charges per diluted share, before tax:
Certain Argentina remeasurement losses, per diluted share	0.01	0.01	0.03	0.02
Restructuring and other charges, per diluted share	0.01	0.01	0.01	0.04
COVID-19 related costs, per diluted share	0.01	—	0.01	—
Non-GAAP tax adjustments, per diluted share	(0.02)	(0.02)	(0.02)	(0.03)
Diluted adjusted after-tax earnings/(loss) per share (Non-GAAP) (1)	$0.04	$—	$0.06	$0.02
Weighted average common shares outstanding - diluted (Non-GAAP) used in diluted adjusted after-tax earnings/(loss) per share computations	192.7	146.2	192.2	147.6
___________________
1.The Company believes that the Non-GAAP financial measures "Adjusted after-tax earnings" and "Diluted adjusted after-tax earnings per share" provide useful information about the Company’s operating results to management, investors and securities analysts. Adjusted after-tax earnings excludes the effects of special charges and tax-related adjustments. The Company also believes that excluding the effects of these items from operating results allows management and investors to compare more easily the financial performance of its underlying business from period to period.
a.Represents impact of currency fluctuations on tax assets and liabilities and on long-term monetary assets associated with our capital expansion as well as significant currency devaluations. The remeasurement gains/(losses) are included within "Cost of sales" in our condensed consolidated statement of operations but are excluded from our calculation of Adjusted EBITDA because of: i.) their nature as income tax related; ii.) their association with long-term capital projects which will not be operational until future periods; or iii.) the severity of the devaluations and their immediate impact on our operations in the country.
b.We continually perform strategic reviews and assess the return on our business. This sometimes results in management changes or in a plan to restructure the operations of our business. As part of these restructuring plans, demolition costs and write-downs of long-lived assets may occur. Also includes transaction related legal fees and miscellaneous nonrecurring transactions. Three and six months ended June 30, 2020 includes legal fees related to IPO securities litigation.
c.Represents legal, professional, transaction related fees and other separation-related activity.
d.Represents incremental costs associated with COVID-19 recorded in "Cost of sales" in the condensed consolidated statement of operations, including but not limited to, incremental quarantine-related absenteeism, incremental facility cleaning costs, COVID-19 testing, pandemic-related supplies and personal protective equipment for employees, among other costs; offset by economic relief provided by foreign governments.
e.Represents the partial write off of deferred financing costs for the temporary reduction in borrowing capacity related to the First Amendment excluded from our calculation of Adjusted EBITDA because the loss is nonrecurring.
f.Three and six months ended June 30, 2021 represents our 25% indirect interest in nonrecurring transaction costs incurred for the Nemaska Transaction included in Equity in net loss of unconsolidated affiliates in our condensed consolidated statement of operations
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related to our investment in Nemaska Lithium, Inc. Three and six months ended June 30, 2020 represents a portion of our nonrefundable prepaid research and development costs advanced to an unconsolidated affiliate in the fourth quarter 2019 and excluded from our calculation of Adjusted EBITDA in the same period because the costs represent research and development activities of the affiliate that had not occurred as of December 31, 2019. These costs were included with our calculation of Adjusted EBITDA for the three and six months ended June 30, 2020 when the costs were incurred at the unconsolidated affiliate.
g.The Company excludes the GAAP tax provision, including discrete items, from the non-GAAP measure of income, and instead includes a non-GAAP tax provision based upon the projected annual non-GAAP effective tax rate. The GAAP tax provision includes certain discrete tax items including, but not limited to: income tax expenses or benefits that are not related to operating results in the current year; tax adjustments associated with fluctuations in foreign currency remeasurement of certain foreign operations; certain changes in estimates of tax matters related to prior fiscal years; certain changes in the realizability of deferred tax assets and related interim accounting impacts; and, changes in tax law. Management believes excluding these discrete tax items assists investors and securities analysts in understanding the tax provision and the effective tax rate related to operating results thereby providing investors with useful supplemental information about the Company's operational performance. The income tax expense/(benefit) on special charges/(income) is determined using the applicable rates in the taxing jurisdictions in which the special charge or income occurred and includes both current and deferred income tax expense/(benefit) based on the nature of the non-GAAP performance measure.
h.For the three and six months ended June 30, 2021, $3.3 million and $5.8 million of the interest on the 2025 Notes was capitalized, respectively. For the three and six months ended June 30, 2020, all of the interest on the 2025 Notes was capitalized.

	Three Months Ended June 30,		Six Months Ended June 30,
(in Millions)	2021	2020	2021	2020
Non-GAAP tax adjustments:
Income tax benefit on restructuring, separation-related and other corporate costs	$(0.6)	$(0.2)	$(1.1)	$(1.3)
Revisions to our tax liabilities due to finalization of prior year tax returns	0.4	0.6	0.4	0.6
Foreign currency remeasurement and other discrete items	(0.1)	(3.1)	(1.2)	(3.7)
Other discrete items (1)	(4.1)	0.2	(2.8)	0.7
Total Non-GAAP tax adjustments	$(4.4)	$(2.5)	$(4.7)	$(3.7)
___________________
1.Three and six months ended June 30, 2021 includes $4.1 million income tax benefit related to a revaluation of net deferred tax assets due to the newly enacted Argentina statutory income tax rate.

RECONCILIATION OF CASH PROVIDED/(REQUIRED) BY OPERATING ACTIVITIES (GAAP) TO
ADJUSTED CASH PROVIDED BY OPERATIONS (NON-GAAP)
(Unaudited)

	Six Months Ended June 30,
(In Millions)	2021	2020
Cash provided/(required) by operating activities (GAAP)	$30.6	$(0.3)
Restructuring and other charges	3.0	3.9
Separation-related activities	0.6	0.4
COVID-19 related costs (a)	2.3	—
Other (b)	—	(0.6)
Adjusted cash provided by operations (Non-GAAP) (1)	$36.5	$3.4
___________________
1.The Company believes that the non-GAAP financial measure "Adjusted cash provided by operations" provides useful information about the Company’s cash flows to investors and securities analysts. Adjusted cash provided by operations excludes the effects of transaction-related cash flows. The Company also believes that excluding the effects of these items from cash provided by operating activities allows management and investors to compare more easily the cash flows from period to period.
a.Represents incremental costs associated with COVID-19 recorded in "Cost of sales" in the condensed consolidated statement of operations, including but not limited to, incremental quarantine-related absenteeism, incremental facility cleaning costs, pandemic- related supplies and personal protective equipment for employees, among other costs; offset by economic relief provided by foreign governments.
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b.Represents "Equity in net loss of unconsolidated affiliates" and the portion of our nonrefundable prepaid research and development costs advanced to an unconsolidated affiliate in the fourth quarter of 2019 included in "Cash required by investing activities" (GAAP) in our condensed consolidated statement of cash flows but excluded from our calculation "Adjusted cash provided by operations" in the same period because the costs represented future research and development expenditures related to the unconsolidated affiliate.

RECONCILIATION OF LONG-TERM DEBT (GAAP) AND CASH AND CASH EQUIVALENTS (GAAP) TO
NET DEBT (NON-GAAP)
(Unaudited)

(In Millions)	June 30, 2021	December 31, 2020
Long-term debt (GAAP) (a)	$239.7	$274.6
Less: Cash and cash equivalents (GAAP)	(216.6)	(11.6)
Net debt (Non-GAAP) (1)	$23.1	$263.0
___________________
1.The Company believes that the non-GAAP financial measure "Net debt" provides useful information about the Company’s cash flows and liquidity to investors and securities analysts.
a.As of June 30, 2021 and December 31, 2020, the Company had no debt maturing within one year.

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LIVENT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In Millions)	June 30, 2021	December 31, 2020
Cash and cash equivalents	$216.6	$11.6
Trade receivables, net of allowance of $0.4 in 2021 and $0.4 in 2020	83.7	76.3
Inventories, net	105.3	105.6
Prepaid and other current assets	44.0	56.3
Total current assets	449.6	249.8
Property, plant and equipment, net of accumulated depreciation of $234.1 in 2021 and $222.4 in 2020	573.6	545.3
Investments	24.2	23.8
Right of use assets - operating leases, net	6.8	16.1
Deferred income taxes	16.5	13.4
Other assets	81.8	88.4
Total assets	$1,152.5	$936.8

Accounts payable, trade and other	$47.7	$43.9
Accrued customer rebates	—	0.3
Accrued and other current liabilities	31.4	38.1
Income taxes	0.7	—
Total current liabilities	79.8	82.3
Long-term debt, less current portion	239.7	274.6
Operating lease liabilities - long-term	5.8	14.8
Long-term liabilities	30.1	28.9
Total equity	797.1	536.2
Total liabilities and equity	$1,152.5	$936.8
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LIVENT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
(In Millions)	2021	2020
Cash provided/(required) by operating activities	$30.6	$(0.3)
Cash required by investing activities	(42.7)	(89.9)
Cash provided by financing activities	216.9	90.9
Effect of exchange rate changes on cash	0.2	(0.3)
Increase in cash and cash equivalents	205.0	0.4
Cash and cash equivalents, beginning of year	11.6	16.8
Cash and cash equivalents, end of period	$216.6	$17.2
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